Exhibit 10.10

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT
MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
COMPANY IF PUBLICLY DISCLOSED

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (the "Second Amendment") is made and entered into by and between THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK ("Columbia") and BELITE BIO, INC (“Company”). This Second Amendment shall become effective upon the date that this Second Amendment is signed by both Columbia and Company (the “Second Amendment Effective Date”).

W I T N E S S E T H:

WHEREAS, Columbia and LIN BIOSCIENCE, INC. are parties to that certain Exclusive License Agreement dated September 13, 2016, and amended August 15, 2017 (the “License Agreement”);

WHEREAS, LIN BIOSCIENCE, INC. and LIN BIOSCIENCE INTERNATIONAL LTD. entered an agreement dated June 30, 2018 to assign the License Agreement to LIN BIOSCIENCE INTERNATIONAL LTD. (the “First Assignment”);

WHEREAS, LIN BIOSCIENCE INTERNATIONAL LTD. and Company (formerly known as Lin BioScience Co., Ltd.) entered an agreement dated July 1, 2018 to assign the License Agreement to Company (the “Second Assignment”);

WHEREAS, Columbia provided its consent to the First Assignment and the Second Assignment dated May 3, 2018; and

WHEREAS, Company and the Columbia wish to amend the License Agreement in certain respects to add intellectual property licensed to Company under the License Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto hereby agree as follows:

1.	Except as modified through this Second Amendment, all provisions of the License Agreement shall remain in full force and effect. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the License Agreement.

2.	Exhibit A of the License Agreement is hereby amended by adding the following Patent:

Invention Report No.	Application	Filing Date	Country
[***]	[***]
	[***]	[***]	[***]

3.	Except as expressly set forth in this Second Amendment, the License Agreement shall remain in full force and effect. If there is any inconsistency or conflict between this Second Amendment and the License Agreement, the provisions of this Second Amendment shall govern and control. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the License Agreement to be executed as of the date first above written.

THE TRUSTEES OF COLUMBIA
UNIVERSITY IN THE CITY OF NEW YORK

By	/s/ Scot G. Hamilton
Name: Scot G. Hamilton
Title: AVP
TTS: 53601 (Original: 49055)
Date: March 27, 2019

BELITE BIO, INC

By	/s/ Tom Lin
Name: Tom Lin
Title: Director
Date: March 28, 2019